Exhibit 99.1

Depomed Reports Second Quarter 2016 Financial Results

- Second Quarter Revenues of $117 million, 23% over 2Q 2015 -

- NUCYNTA® Franchise Second Quarter 2016 Record Net Sales of $72 million, 27% over 2Q 2015 -

- Conference Call Scheduled for Today at 4:30 PM EDT; Dial In Information Below -

NEWARK, CA. August 3, 2016 - Depomed, Inc. (Nasdaq: DEPO) today reported financial results and highlighted operational achievements for the quarter ended June 30, 2016.

“The second quarter marked the 1-year anniversary of the mid-June relaunch of our flagship NUCYNTA franchise,” said Jim Schoeneck, President and CEO of Depomed. “During the first full year after our relaunch, we delivered $274 million of total NUCYNTA net sales, an increase of 59% over the final year of sales under the previous owner.  NUCYNTA ER prescriptions continued to accelerate in June, up 26% over the prior year and achieving all-time high prescription volume and market share.  And this is against a backdrop of challenging opioid market conditions that see declining prescriptions for the overall market and other leading brands. We are also encouraged by the positive NUCYNTA IR trends, with May and June showing a 2% prescription volume increase year-over-year, reversing the 10% decline seen before our re-launch.  We believe that our flagship franchise is well-positioned for continued growth. The rest of our portfolio also performed well, delivering $45 million in combined revenues, with record quarterly revenues from both Gralise and Lazanda. Going forward we remain focused on growing our highly-differentiated portfolio and delivering value to all the groups we serve.”

Business and Financial Highlights

•                  Second quarter 2016 revenues were $117 million, compared to $95 million for second quarter of 2015, a 23% increase

•                  Second quarter NUCYNTA® franchise revenue $72 million, compared to $57 million for second quarter of 2015, a 27% increase

•                  Quarterly net loss of ($10.5) million or ($0.17) per share

•                  Quarterly non-GAAP adjusted earnings of $19.8 million, or $0.27 per share

•                  Quarterly non-GAAP adjusted EBITDA of $42.3 million

•                  Favorable Patent Office (PTAB) decision denying IPR patent challenge filed by Rosellini Scientific, LLC, ending the PTAB review relating to the NUCYNTA polymorph patent that expires in 2025

•                  Extension of stay by District Court in NUCYNTA ANDA Litigation with a decision expected no later than September 30, 2016

NUCYNTA Franchise Highlights

NUCYNTA and NUCYNTA ER

•                  Second quarter 2016 net sales of $72 million

•                  Net sales of $331 million since acquisition on April 2, 2015

•                  NUCYNTA ER record all-time monthly high prescription volume of over 29,000 reached in June(1)

•                  NUCYNTA ER record all-time monthly high market share of long acting opioid market of 1.91% reached in June(1)

•                  NUCYNTA ER June year-over-year prescription growth of 26%(1)

•                  First NUCYNTA IR year-over-year quarterly prescription growth since 2011(1)

•                  NUCYNTA IR May and June year-over-year prescription growth of 2%(1)

Product Portfolio Highlights

•                  Gralise® second quarter 2016 net sales were a record $23.8 million, an increase of 14% compared to $20.9 million in the same period last year

•                  Cambia® second quarter 2016 net sales were $7.6 million, an increase of 11% compared to $6.8 million in the same period last year

•                  Lazanda® second quarter 2016 net sales were a record $6.4 million, an increase of 65% compared to $3.9 million in the same period last year

REVENUES (GAAP BASIS)

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Product sales, net:
Nucynta products (1)	$71,917	$56,653	$141,281	$56,653
Gralise	23,788	20,927	42,811	38,201
Cambia	7,618	6,848	13,790	12,213
Lazanda	6,352	3,853	10,912	7,038
Zipsor	6,842	6,014	12,294	11,861
Total product sales, net	116,517	94,295	221,088	125,966

Royalties	165	209	374	742

Total revenues (GAAP Basis)	$116,682	$94,504	$221,462	$126,708

(1) Nucynta acquisition closed in April 2015

Updated 2016 Financial Outlook

Depomed is updating its 2016 financial guidance as follows:

	Updated Guidance	Prior Guidance
Total Revenue	$480 to $505 million	$490 to $520 million
Non-GAAP SG&A Expense	$185 to $190 million	$185 to $195 million
Non-GAAP R&D Expense	$28 to $35 million	$28 to $35 million
Non-GAAP Adjusted Earnings	$95 to $105 million	$95 to $115 million
Non-GAAP Adjusted EBITDA	$175 to $190 million	$175 to $205 million

(1) Source: SHA IDV

The Company is not providing GAAP net loss or GAAP expense guidance as the Company is not able to estimate its non-recurring costs for the remainder of 2016.

Non-GAAP Financial Measures

In this press release, Depomed includes information about non-GAAP adjusted earnings, non-GAAP adjusted earnings per share and non-GAAP adjusted EBITDA, non-GAAP financial measures, as useful operating metrics for the three month and six periods ended June 30, 2016 and 2015 and its full year 2016 financial outlook.

The Company believes that the presentation of these non-GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provides relevant and useful supplementary information to analysts, investors, lenders, and our management in assessing the Company’s performance and liquidity. The Company uses these non-GAAP financial measures in connection with its own planning and forecasting purposes, and in part, in the determination of bonuses for executive officer and employees.

The Company uses non-GAAP adjusted earnings and non-GAAP adjusted earnings per share to evaluate its period-over-period operating performance because it provides supplementary information on the results of the primary operations of the Company that more consistently correlates with the Company’s underlying operating cash flows of the business by removing non-cash gains or losses and non-recurring cash gains or losses.  This measure may also be useful to investors and analysts in evaluating the underlying operating performance of the business.

Non-GAAP adjusted earnings and non-GAAP adjusted earnings per share are not based on any standardized methodology prescribed by GAAP and represent GAAP net loss and GAAP net loss per share adjusted to exclude (1) amortization and non-cash adjustments related to product acquisitions, (2) non-cash stock-based compensation expense, (3) non-cash interest expense related to debt, (4) non-recurring costs associated with the Company’s defense against the Horizon Pharma hostile takeover bid in 2015 and costs associated with the special meeting requests made by an activist investor in 2016, and by excluding (5) the non-cash portion of income tax benefit/expense related to the period.

The Company uses non-GAAP adjusted EBITDA to evaluate its period-over-period operating performance because it provides supplementary information on the results of the primary operations of the Company before investing and financing income and expense and taxes. This measure may be useful to lenders and other parties to evaluate our credit worthiness.  This measure may also be useful to investors and analysts in evaluating the underlying operating performance of the business.

Non-GAAP adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and represents GAAP net loss adjusted to exclude (1) amortization and non-cash adjustments related to product acquisitions, (2) non-cash stock-based compensation expense, (3) depreciation, (4) taxes, (5) non-recurring costs associated with the Company’s defense against the Horizon Pharma hostile takeover bid in 2015 and costs associated with the special meeting requests made by an activist investor in 2016, (6) interest income and expense, and (7) non-recurring transaction costs associated with product acquisitions. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net loss or other financial measures calculated in accordance with GAAP.

Conference Call

Depomed will host a conference call today, Wednesday, August 3rd, beginning at 4:30 p.m. EDT (1:30 p.m. PDT) to discuss its results. Participants can access the call by dialing (844) 839-0046 (United States) or (857) 270-6032 (International). The conference call will also be available via a live webcast under the Investor Relations section of Depomed’s website at http://www.Depomed.com. Access the website 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the Company’s website for three months.

About Depomed

Depomed is a leading specialty pharmaceutical company focused on enhancing the lives of the patients, families, physicians, providers and payors we serve through commercializing innovative products for pain and neurology related disorders. Depomed markets six medicines with areas of focus that include mild to severe acute pain, moderate to severe chronic pain, neuropathic pain, migraine and breakthrough cancer pain. Depomed is headquartered in Newark, California. To learn more about Depomed, visit www.depomed.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to the commercialization of NUCYNTA ER, NUCYNTA, Gralise, CAMBIA, Zipsor and Lazanda, Depomed’s financial outlook for 2016 and expectations regarding financial results and potential business opportunities and other risks detailed in the company’s Securities and Exchange Commission filings, including the company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

INVESTOR CONTACT:
Christopher Keenan

VP, Investor Relations and Corporate Communications
Depomed, Inc.
510-744-8000
ckeenan@depomed.com

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)
Revenues:
Product sales, net	$116,517	$94,295	$221,088	$125,966
Royalties	165	209	374	742
Total revenues	116,682	94,504	221,462	126,708

Costs and expenses:
Cost of sales	20,965	22,865	44,514	25,977
Research and development expense	7,116	4,714	13,065	6,572
Selling, general and administrative expense	51,903	57,408	104,462	91,950
Amortization of intangible assets	27,037	26,731	54,074	29,271
Total costs and expenses	107,021	111,718	216,115	153,770

Income (Loss) from operations	9,661	(17,214)	5,347	(27,062)
Other income (expense)	67	61	197	118
Loss on prepayment of Senior Notes	(5,777)	—	(5,777)	—
Interest expense	(20,148)	(22,078)	(42,875)	(28,100)
Benefit from (provision for) income taxes	5,656	17,578	11,650	21,758
Net loss	$(10,541)	$(21,653)	$(31,458)	$(33,286)

Basic and diluted net loss per share	$(0.17)	$(0.36)	$(0.52)	$(0.56)

Shares used in calculating basic and diluted net loss per share	61,166,044	59,991,934	61,032,155	59,777,594

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2016	2015

Cash, cash equivalents and marketable securities	$118,930	$209,768
Accounts receivable	79,974	71,687
Inventories	10,436	10,494
Income taxes receivable	6,362	6,358
Property and equipment, net	16,194	14,794
Intangible assets, net	954,920	1,008,994
Deferred tax assets	42,189	22,995
Prepaid and other assets	17,072	12,159
Total assets	$1,246,077	$1,357,249

Accounts payable	11,310	12,805
Income tax payable	6,528	—
Interest payable	15,782	18,672
Accrued liabilities	61,408	62,931
Accrued rebates, returns and discounts	117,807	121,058
Senior notes	464,872	563,012
Convertible notes	244,856	237,313
Contingent consideration liability	14,898	14,971
Other liabilities	11,514	11,432
Shareholders’ equity	297,102	315,055
Total liabilities and shareholders’ equity	$1,246,077	$1,357,249

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EARNINGS

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(10,541)	$(21,653)	$(31,458)	$(33,286)
Non-cash interest expense on debt	5,166	3,984	9,401	7,405
Intangible amortization related to product acquisitions	27,037	26,731	54,074	29,271
Inventory step-up related to product acquisitions	5	5,057	16	5,202
Product sales benefit related to product acquisitions	—	10,466	—	10,466
Contingent consideration related to product acquisitions	490	(797)	907	(1,895)
Stock based compensation	4,328	3,253	8,238	6,066
Non-cash income tax adjustment	(7,447)	(7,036)	(14,461)	(11,216)
Other costs (1)	743	215	927	215
Non-GAAP adjusted earnings	$19,781	$20,220	$27,644	$12,228
Add interest expense of convertible debt, net of tax (2)	1,958	2,156	3,774	—
Numerator	$21,739	$22,376	$31,418	$12,228
Shares used in calculation (2)	81,356	81,186	81,044	62,955
Non-GAAP adjusted earnings per share (2)	$0.27	$0.28	$0.39	$0.19

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt

(2) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.  There was no add-back of interest expense or additional dilutive shares related to the convertible debt for the six months ending June 30, 2015 as the effect is anti-dilutive

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(unaudited)		(unaudited)

GAAP net loss	$(10,541)	$(21,653)	$(31,458)	$(33,286)
Intangible amortization related to product acquisitions	27,037	26,731	54,074	29,271
Inventory step-up related to product acquisitions	5	5,057	16	5,202
Product sales benefit related to product acquisitions	—	10,466	—	10,466
Contingent consideration related to product acquisitions	490	(797)	907	(1,895)
Stock based compensation	4,328	3,253	8,238	6,066
Interest and other income	(67)	(61)	(197)	(118)
Interest expense	25,320	21,433	47,336	27,010
Depreciation	632	627	1,262	1,048
Benefit from income taxes	(5,656)	(17,578)	(11,650)	(21,758)
Other costs (1)	743	215	927	215
Transaction costs	1	9,685	44	12,117
Non-GAAP adjusted EBITDA	$42,292	$37,378	$69,499	$34,338

(1) Other costs represents non-recurring costs associated with the special meeting requests of an activist investor and costs associated with the Company’s defense of Horizon Pharma’s hostile takeover attempt

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION

(in thousands)

(unaudited)

	Three Months Ended				Three Months Ended
	June 30, 2016				June 30, 2015
	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted

Total revenues	116,682	—		116,682	94,504	10,466	(a)	104,970
Cost of sales	20,965	(13	)(b)	20,952	22,865	(5,061	)(b)	17,804
Research and development expense	7,116	(131	)(c)	6,985	4,714	(46	)(c)	4,668
Selling, general and administrative expense	51,903	(4,822	)(d)	47,081	57,408	(1,976	)(d)	55,432
Amortization of intangible assets	27,037	(27,037	)(e)	—	26,731	(26,731	)(e)	—
Loss on prepayment of Senior Notes	5,777	(777	)(f)	5,000	—	—		—
Interest expense	(20,148)	(4,989	)(g)	(15,159)	(22,078)	(4,629	)(g)	(17,449)
Benefit from (provision for) income taxes	5,656	(7,447	)(h)	(1,791)	17,578	(7,036	)(h)	10,542
Net (loss)/adjusted earnings	(10,541)	30,322	(i)	19,781	(21,653)	41,873	(i)	20,220

Explanation of adjustments:

(a) Product sales benefit related to product acquisition

(b) Inventory step-up related to product acquisitions and stock based compensation

(c) Stock-based compensation

(d) Non-recurring costs (Horizon Pharma and activist investor costs) of $743 and $215, stock-based compensation of $4,189 and $3,203, contingent consideration of ($110) and ($1,442) for the three months ended in June 30, 2016 and 2015, respectively

(e) Amortization of intangible assets

(f) Non-cash acceleration of debt discount

(g) Non-cash interest expense of $4,389 and $3,984, contingent consideration of $600 and $645 for the three months ended in June 30, 2016 and 2015, respectively

(h) Non-cash taxes

(i) Calculated by taking (a) plus (h) minus sum of (b) through (g)

	Six Months Ended				Six Months Ended
	June 30, 2016				June 30, 2015
	GAAP			Non-GAAP	GAAP			Non-GAAP
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted

Total revenues	221,462	—		221,462	126,708	10,466	(a)	137,174
Cost of sales	44,514	(32	)(b)	44,482	25,977	(5,207	)(b)	20,770
Research and development expense	13,065	(208	)(c)	12,857	6,572	(183	)(c)	6,389
Selling, general and administrative expense	104,462	(8,654	)(d)	95,808	91,950	(3,108	)(d)	88,842
Amortization of intangible assets	54,074	(54,074	)(e)	—	29,271	(29,271	)(e)	—
Loss on prepayment of Senior Notes	5,777	(777	)(f)	5,000	—	—		—
Interest expense	(42,875)	(9,818	)(g)	(52,693)	(28,100)	(8,495	)(g)	(36,595)
Benefit from (provision for) income taxes	11,650	(14,461	)(h)	(2,811)	21,758	(11,216	)(h)	10,542
Net (loss)/adjusted earnings	(31,458)	59,102	(i)	27,644	(33,286)	45,514	(i)	12,228

Explanation of adjustments

(a) Product sales benefit related to product acquisition

(b) Inventory step-up related to product acquisitions and stock based compensation

(c) Stock-based compensation

(d) Non-recurring costs (Horizon Pharma and activist investor costs) of $927 and $215, stock-based compensation of $8,014 and $5,878, contingent consideration of ($287) and $(2,985) for the three months ended in June 30, 2016 and 2015, respectively

(e) Amortization of intangible assets

(f) Non-cash acceleration of debt discount

(g) Non-cash interest expense of $8,624 and $7,405, contingent consideration of $1,194 and $1,090 for the three months ended in June 30, 2016 and 2015, respectively

(h) Non-cash taxes

(i) Calculated by taking (a) plus (h) minus sum of (b) through (g)